Exhibit 10.21

Execution Version

Dated 24 October 2023

AMENDMENT TO THE TERM LOAN FACILITY

RIVIERA NEW BUILD, LLC

as Borrower

and

NCL CORPORATION LTD.

as Guarantor

and

OCEANIA CRUISES S. DE R.L.

as Charterer

and Shareholder

and

NORWEGIAN CRUISE LINE HOLDINGS LTD.

as the Holding

and

The Banks and Financial Institutions

LISTED IN SCHEDULE 1

as Lenders

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

SOCIÉTÉ GÉNÉRALE

as Mandated Lead Arrangers

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Agent

and SACE Agent

Amendment AGREEMENT

relating to a facility agreement originally dated 18 July 2008 (as amended, as amended and restated and as supplemented from time to time) in respect of the part financing of the passenger cruise ship m.v. "RIVIERA"

Index

ClausePage

1 Definitions and Interpretation2

2 Conditions Precedent and Conditions Subsequent4

3 Representations5

4 Release and Reassignment5

5 Amendments to Facility Agreement and other Finance Documents6

6 Further Assurance12

7 Costs, Expenses and Fees12

8 Notices12

9 Counterparts13

10 Signing Electronically13

11 Governing Law13

12 Enforcement13

Schedules

Schedule 1 Lenders and Commitments14

Schedule 2 Conditions Precedent15

Schedule 3  Conditions Subsequent17

Schedule 4  Form of Effective Date Certificate18

Execution

Execution Pages14

THIS AGREEMENT is made on 24 October 2023

Parties
(1)	RIVIERA NEW BUILD, LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered address is at c/o The Trust Company of the Marshall Islands Inc., Trust Company Complex, Ajeltake Island, Ajeltake Road, Majuro MH 96960, Republic of the Marshall Islands as borrower (the "Borrower")
(2)	NCL CORPORATION LTD., an exempted company incorporated under the laws of Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda (the "Guarantor")
(3)	NORWEGIAN CRUISE LINE HOLDINGS LTD., an exempted company incorporated under the laws of Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda (the "Holding")
(4)	OCEANIA CRUISES S. DE R.L., a Panamanian sociedad de responsabilidad limitada domiciled in Panama whose resident agent is at Arifa Building, West Boulevard, Santa Maria Business District, Panama, Republic of Panama and registered at the Mercantile Section of the Panama Public Registry at Microjacket No. 423671, Document 396130 since 3 October 2002 (the "Charterer" and "Shareholder")
(5)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (Lenders and Commitments) as lenders (the "Lenders")
(6)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a French société anonyme having its registered office located at 12, Place des États-Unis, CS 70052, 92547 Montrouge Cedex, France registered under number Siren 304 187 701 at the Registre du Commerce et des Sociétés of Nanterre, France and SOCIÉTÉ GÉNÉRALE a French société anonyme having its registered office located at 29 Boulevard Haussmann, 75009 Paris under number Siren 552 120 222 at the Registre du Commerce et des Sociétés of Paris, France as mandated lead arrangers (the "Mandated Lead Arrangers")
(7)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a French société anonyme having its registered office located at 12, Place des États-Unis, CS 70052, 92547 Montrouge Cedex, France registered under number Siren 304 187 701 at the Registre du Commerce et des Sociétés of Nanterre, France as agent and SACE agent (the "Agent" and the "SACE Agent")
Background
(A)	By the Original Facility Agreement, the Lenders agreed to make available to the Borrower a facility of (originally) the Dollar Equivalent of up to EUR 349,520,718.00 for the purpose of assisting the Borrower in financing, subject to exchange rate fluctuations, up to 80% of the Final Contract Price and 100% of the instalment of the relevant SACE Premium which was paid on the Drawdown Date.
(B)	Due to the unprecedented and extraordinary impacts of the Covid-19 pandemic on the cruise sector and cruise operators, the Original Facility Agreement was amended pursuant to an amendment agreement dated 4 June 2020 (the "2020 Amendment Agreement"), and further amended and restated pursuant to an amendment and restatement agreement dated 17 February 2021 (the "2021 Amendment and Restatement Agreement"), pursuant to which the parties thereto agreed to, amongst other things, the deferral of repayments of principal under the Original Facility Agreement (as amended by the 2020 Amendment Agreement).
(C)	By a supplemental agreement dated 23 December 2021 (the "December 2021 Amendment Agreement"), the parties thereto agreed to, inter alia, amend certain financial covenants and certain other provisions under the Original Facility Agreement (as amended by the 2020 Amendment Agreement and the 2021 Amendment and Restatement Agreement).
(D)	By a supplemental agreement dated 16 December 2022 (the "December 2022 Amendment Agreement"), the parties thereto agreed to, inter alia, amend certain financial covenants and certain other provisions under the Original Facility Agreement (as amended by the 2020 Amendment Agreement, as amended and restated by the 2021 Amendment and Restatement Agreement and as amended by the December 2021 Amendment Agreement).
(E)	By an amendment and restatement agreement dated 19 May 2023 (the "May 2023 Amendment and Restatement Agreement") the parties thereto agreed to amend and restate the Original Facility Agreement (as amended by the 2020 Amendment Agreement, as amended and restated by the 2021 Amendment and Restatement Agreement, as amended by the December 2021 Amendment Agreement and as amended by the December 2022 Amendment Agreement) in order to, inter alia, document the transition from LIBOR to SOFR (the Original Facility Agreement, as amended by the 2020 Amendment Agreement, as amended and restated by the 2021 Amendment and Restatement Agreement, as amended by the December 2021 Amendment Agreement, as amended by the December 2022 Amendment Agreement and as amended and restated by the May 2023 Amendment and Restatement Agreement, the "Facility Agreement").
(F)	The Parties have agreed to amend and supplement the Facility Agreement as set out in this Agreement for the purposes of amending, inter alia, certain provisions under the Facility Agreement in order to document the redomiciliation of the relevant non-Bermudan entities in the Group as set out in the consent request from, amongst others, the Borrower, the Shareholder and the Guarantor, dated 7 September 2023.
Operative Provisions
1	Definitions and Interpretation
1.1	Definitions

In this Agreement:

"Amended Facility Agreement" means the Facility Agreement as amended and supplemented by this Agreement.
"Amended Security Documents" means:
(a)	the Tripartite General Assignment as amended pursuant to this Agreement;
(b)	the LLC Interests Deed; and
(c)	the Mortgage as amended by the Mortgage Addendum.

"Effective Date" means the date on which the Agent notifies the Borrower, the other Creditor Parties and SACE as to the satisfaction of the conditions precedent as provided in Clause 2.1 (Conditions Precedent and Conditions Subsequent).
"Facility Agreement" has the meaning given to such term in Recital (E).
"Limited Liability Company Interests Security Deed" means the security pledge dated 27 April 2012 between Oceania Cruises S. de R.L. as pledgor and the Agent relating to, inter alia, the equity interests in the Borrower.
"LLC Interests Deed" means a Bermudian law document dated the Effective Date, executed by the Shareholder in favour of the Agent and creating security over the limited liability company interests in the Borrower.
"Mortgage Addendum" means the addendum to the Mortgage in the agreed form.
"Obligors" means the Borrower, the Guarantor, the Holding, the Charterer and the Shareholder.
"October 2023 Finance Documents" means this Agreement, the LLC Interests Deed and the Mortgage Addendum.
"Original Facility Agreement" means the facility agreement dated 18 July 2008 and made among (i) the Borrower, (ii) the Lenders, (iii) the Mandated Lead Arrangers and (iv) the Agent and the SACE Agent, as amended pursuant to a supplemental agreement dated 25 October 2010, as further amended by a side letter dated 29 March 2012, as further amended and restated by an amendment and restatement agreement dated 31 October 2014 and as further amended by a framework agreement dated 31 January 2018.
"Party" means a party to this Agreement.

"Registrar of Companies" means the Bermudan Registrar of Companies, whose registered office is at 30 Parliament Street, Hamilton, HM 12 Bermuda.

"SACE" means SACE S.p.A., an Italian joint stock company (società per azioni) with a sole shareholder, whose registered office is located at Piazza Poli 37/42, 00187 Rome, Italy and registered with the Companies Registry of Rome under number 05804521002.

1.2	Defined expressions

Defined expressions in the Facility Agreement and, with effect from the Effective Date, the Amended Facility Agreement, shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (Construction of certain terms) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4	Designation as a Finance Document

The Borrower and the Agent designate this Agreement as a Finance Document.

1.5	Third party rights
(a)	Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or to enjoy the benefit of any term of this Agreement other than SACE, who may enforce or enjoy the benefit of and rely on the provisions of this Agreement and the Amended Facility Agreement subject to the provisions of the Third Parties Act.
(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party (other than SACE) is not required to rescind or vary this Agreement at any time.
(c)	For the avoidance of doubt and in accordance with clause 34.4 (Third party rights) of the Facility Agreement, nothing in this Clause 1.5 (Third party rights) shall limit or prejudice the exercise by SACE of its rights under this Agreement or the Finance Documents in the event that such rights are subrogated or assigned to it pursuant to the terms of the SACE Insurance Policy.
2	Conditions Precedent and Conditions Subsequent
2.1	The Effective Date cannot occur unless:
(a)	the Agent has received (or on the instructions of all the Lenders, waived receipt of) all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent;
(b)	save as disclosed in writing to the Agent and SACE prior to the date of this Agreement, the representations and warranties contained in Clause 3 (Representations) are true and correct on, and as of, each such time as if each was made with respect to the facts and circumstances existing at such time;
(c)	save as disclosed in writing to the Agent and SACE prior to the date of this Agreement, no Event of Default, event or circumstance specified in clause 19 (Events of Default) of the Facility Agreement which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default, event resulting in mandatory prepayment of the Loan pursuant to clause 17.3 (Mandatory prepayment) of the Facility Agreement or Deferral Prepayment Event shall have occurred and be continuing or would result from the amendment of the Facility Agreement pursuant to this Agreement; and
(d)	the Agent is satisfied that the Effective Date can occur and has not provided any instructions to the contrary informing the Parties that the Effective Date cannot occur.
2.2	Upon fulfilment or waiver of the conditions set out in Clause 2.1 above, the Agent shall provide the Borrower, the Creditor Parties and SACE with a copy of the executed certificate in the form set out in Schedule 4 (Form of Effective Date Certificate) confirming that the Effective Date has occurred and such certificate shall be binding on all Parties.
2.3	Within the time period set out in Schedule 3 (Conditions Subsequent), the Agent shall have received (or on the instructions of all the Lenders, waived receipt of) all of the documents and other evidence listed therein in form and substance satisfactory to the Agent.
2.4	Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent provides the certificate described in Clause 2.2 above, the Creditor Parties authorise (but do not require) the Agent to execute and provide such certificate. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such certificate.
3	Representations
3.1	Facility Agreement representations
(a)	On the date of this Agreement, each Obligor that is a party to the Facility Agreement makes each of the representations and warranties as set out in clause 13 (Representations and warranties) of the Facility Agreement.
(b)	On the Effective Date, each Obligor that is a party to the Facility Agreement makes each of the representations and warranties as set out in clause 13 (Representations and warranties) of the Amended Facility Agreement and updated with appropriate modifications to refer to the October 2023 Finance Documents.
3.2	Finance Document representations
(a)	On the date of this Agreement, each Obligor (save for the Holding) makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, by reference to the circumstances then existing.
(b)	On the Effective Date, each Obligor (save for the Holding) makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing.
4	Release and Reassignment
4.1	Release

With effect on and from the Effective Date, the Agent releases all Security created in its favour by the Shareholder under the Limited Liability Company Interests Security Deed.

4.2	Release of obligations

The Agent releases the Shareholder from its obligations under any undertakings relating to the Security Assets under the Limited Liability Company Interests Security Deed (and as defined therein).

4.3	Reassignment

With effect on and from the Effective Date, the Agent, without any warranty, representation, covenant or other recourse, reassigns to the Shareholder all rights and interests of every kind which the Agent now has to, or in correction with the Security Assets under the Limited Liability Company Interests Security Deed.

4.4	Delivery of further documents

Subject to the Borrower paying to the Agent all expenses incurred by the Security Agent in accordance with clause 12.6 (Transaction costs) of the Facility Agreement, the Security Agent shall promptly after execution and delivery of this Agreement delivery to the Shareholder each document delivered to the Agent pursuant to the Limited Liability Company Interests Security Deed.

5	Amendments to Facility Agreement and other Finance Documents
5.1	Specific amendments to the Facility Agreement

With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	In the opening recital (Parties), the Borrower’s name and address shall be deleted and replaced as follows:

“RIVIERA NEW BUILD, LLC, an exempted limited liability company continued under the laws of Bermuda whose registered office is at Park Place, 55 Par-la-Ville Road, Hamilton, HM 11 Bermuda as borrower (the "Borrower")”, and all references to the address and description of the Borrower in the other Finance Documents to which it is a party shall be replaced with the above.

(b)	In clause 1.1 (Definitions) of the Facility Agreement, the following definitions shall be added in alphabetical order:
(i)	"2020 Mortgage Addendum" means the addendum to the Original Mortgage executed pursuant to the 2020 Amendment Agreement on 4 June 2020.
(ii)	"2021 Mortgage Addendum" means the addendum to the Original Mortgage (as amended by the 2020 Mortgage Addendum) executed pursuant to the 2021 Amendment and Restatement Agreement on 18 February 2021.
(iii)	"Amended Security Documents" means:
(A)	the Tripartite General Assignment;
(B)	the LLC Interests Deed; and
(C)	the Mortgage.
(iv)	"LLC Interests Deed" means a Bermudian law document dated the October 2023 Effective Date, executed by Oceania Cruises in favour of the Agent and creating security over the limited liability company interests in the Borrower.
(v)	"May 2023 Mortgage Addendum" means the addendum to the Original Mortgage (as amended by the 2020 Mortgage Addendum and the 2021 Mortgage Addendum) executed pursuant to the May 2023 Amendment and Restatement Agreement on 25 May 2023.
(vi)	"October 2023 Amendment Agreement" means the amendment to this Agreement dated 24 October 2023 between, amongst others, the Borrower, the Agent and the SACE Agent.
(vii)	"October 2023 Effective Date" has the meaning given to the term Effective Date in the October 2023 Amendment Agreement.

(viii)	"October 2023 Mortgage Addendum" means the addendum to the Original Mortgage (as amended by the 2020 Mortgage Addendum, the 2021 Mortgage Addendum and the 2023 Mortgage Addendum) executed pursuant to the October 2023 Amendment Agreement on or about the October 2023 Effective Date.
(ix)	"Registrar of Companies" means the Bermudan Registrar of Companies, whose registered office is at 30 Parliament Street, Hamilton, HM 12 Bermuda.
(c)	In clause 1.1 (Definitions) the following definitions shall be deleted and replaced as follows:

"

(i)	"Existing Indebtedness" means (a) Loan Agreement, dated as of July 31, 2013, by and among Explorer New Build, LLC, as Borrower, the banks and financial institutions party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, KfW IPEX-Bank GmbH and HSBC Bank plc as Joint Mandated Lead Arrangers, Crédit Agricole Corporate and Investment Bank, as Agent and as SACE Agent and Crédit Agricole Corporate and Investment Bank, as Agent and as Security Trustee (as amended from time to time); (b) Loan Agreement, dated as of July 18, 2008, by and among Riviera New Build, LLC, as Borrower, the banks and financial institutions party thereto, Crédit Agricole Corporate and Investment Bank (formerly Calyon) and Société Générale, as Mandated Lead Arrangers, and Crédit Agricole Corporate and Investment Bank, as Agent and as SACE Agent (as amended from time to time); (c) Credit Agreement, dated as of July 2, 2013, among Oceania Cruises Ltd. (formerly Oceania Cruises S. de R.L.), OCI Finance Corp., as Borrowers, the banks and financial institutions party thereto, Deutsche Bank AG, New York Branch, as administrative agent, as collateral agent and as mortgage trustee, Deutsche Bank Securities Inc., Barclays Bank Plc and UBS Securities LLC as co-syndication agents, HSBC Securities (USA) Inc. and Credit Agricole Corporate and Investment Bank as co-documentation agents, Barclays Bank Plc, UBS Securities LLC, HSBC Securities (USA) INC. and Credit Agricole Corporate and Investment Bank, as joint bookrunners, Deutsche Bank Securities Inc., Barclays Bank Plc and UBS Securities LLC, as joint lead arrangers; (d) Credit Agreement, dated as of August 21, 2012 and amended on February 1, 2013, among Classic Cruises, LLC, Classic Cruises II, LLC, Seven Seas Cruises Ltd., SSC Finance Corp., as Borrowers, Deutsche Bank Ag, New York Branch, as Administrative Agent and as Collateral Agent, and each lender from time to time party thereto; (e) $225,000,000 of 9.125% Senior Secured Notes due 2019 and issued under that certain indenture dated as of May 19, 2011, by and among Seven Seas Cruises Ltd., as issuer; Celtic Pacific (UK) Two Limited; Supplystill Limited; Prestige Cruise Services (Europe) Limited (f/k/a Regent Seven Seas Cruises UK Limited); Celtic Pacific (UK) Limited; SSC (France) LLC; Mariner, LLC, each of the foregoing (other than the Issuer) as subsidiary guarantors; Wilmington Trust, National Association (successor by merger to Wilmington Trust FSB), as Trustee and Collateral Agent and any secured hedges in connection with the foregoing; (f) Financial Indebtedness referred to in the financial statements of the Guarantor delivered to the Agent prior to the Effective Date; (g) Credit Agreement, dated as of 14 July 2014, by and among Seahawk Two, Ltd., as borrower, NCL Corporation Ltd., as guarantor, the lenders party thereto, KFW IPEX-Bank GmbH as Hermes agent and KFW IPEX-Bank GmbH as facility agent, as collateral agent and as CIRR agent (as amended from time to time); and (h) Credit Agreement, dated as of 14 July 2014, by and among Seahawk One, Ltd., as borrower, NCL Corporation Ltd., as guarantor, the lenders party thereto, KFW IPEX-Bank GmbH as Hermes agent and KFW IPEX-Bank GmbH as facility agent, as collateral agent and as CIRR agent (as amended from time to time).

(ii)	"Finance Documents" means:
(a)	this Agreement;
(b)	the 2014 Amending and Restating Agreement;
(c)	the 2020 Amendment Agreement;
(d)	the 2021 Amendment and Restatement Agreement;
(e)	the December 2021 Amendment Agreement;
(f)	the December 2022 Amendment Agreement;
(g)	the May 2023 Amendment and Restatement Agreement;
(h)	the October 2023 Amendment Agreement;
(i)	the LLC Interests Deed;
(j)	the December 2021 Fee Letters;
(k)	the Deferral Fee Letters;
(l)	the December 2022 Fee Letters;
(m)	the Approved Manager's Undertaking;
(n)	any External Management Agreement Assignment;
(o)	any Fee Letter;
(p)	the Guarantee;
(q)	the Letter of Credit;
(r)	the Mortgage;
(s)	the Mortgage Addenda;
(t)	the Post-Delivery Assignment;
(u)	the SACE Reimbursement Agreement;
(v)	the Supplemental Security Documents;
(w)	any Time Charter Assignment;
(x)	any Transfer Certificate;
(y)	the Tripartite General Assignment; and
(z)	any other document (whether creating a Security Interest or not) which is designated as a Finance Document by agreement between the Borrower and the

Agent or which is executed at any time by the Borrower or any other person as security for, or to establish any form of subordination or priorities arrangement in relation to, any amount payable to the Lenders under this Agreement or any of the other documents referred to in this definition.
(iii)	"Mortgage" means Original Mortgage, as amended pursuant to the Mortgage Addenda and as may be further amended and/or supplemented from time to time.
(iv)	"Mortgage Addenda" means the 2020 Mortgage Addendum, the 2021 Mortgage Addendum, the May 2023 Mortgage Addendum and the October 2023 Mortgage Addendum.
(v)	"Oceania Cruises" means Oceania Cruises Ltd. (formerly Oceania Cruises S. de R.L.), an exempted company limited by shares and continued under the laws of Bermuda whose registered office is at Park Place, 55 Par-la-Ville Road, Hamilton, HM 11 Bermuda.
(vi)	"Prestige Holdings" means Prestige Cruises Holdings Ltd. (formerly Prestige Cruise Holdings S. de R.L.), an exempted company limited by shares and continued under the laws of Bermuda whose registered office is at Park Place, 55 Par-la-Ville Road, Hamilton, HM 11 Bermuda.
(vii)	"Prohibited Payment" means:
(A)	any offer, gift, payment, promise to pay, commission, fee, loan or other consideration which would constitute bribery or an improper gift or payment under, or a breach of Sanctions, any laws of the Republic of Italy, England and Wales, Panama, the United States of America, Bermuda or any other applicable jurisdiction; or
(B)	any offer, gift, payment, promise to pay, commission, fee, loan or other consideration which would or might constitute bribery within the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions of 17 December 1997.
(viii)	"Tripartite General Assignment" means the tripartite general assignment dated 30 June 2016 and executed by the Borrower as owner and Oceania Cruises as bareboat charterer in favour of the Agent (as amended pursuant to the October 2023 Amendment Agreement).
(d)	References to "2023 Amendment and Restatement Agreement" shall be deleted and replaced as follows "May 2023 Amendment and Restatement Agreement".
(e)	Sub-clauses (a), (e) and (i) of clause 13.2 (Continuing representations and warranties) shall be deleted and replaced as follows:

"13.2 (Continuing representations and warranties)

(a)
(i)

until the October 2023 Effective Date, each Obligor is a limited liability company or body corporate duly organised, constituted and validly existing under the laws of the country of its formation or (as the case may be) incorporation; and

(ii)

from the October 2023 Effective Date, each Obligor is an exempted limited liability company or exempted company limited by shares, in each case duly organised, continued and validly existing under the laws of Bermuda, possessing perpetual existence, the capacity to sue and be sued in its own name and the power to own and charge its assets and carry on its business as it is now being conducted;

(e)except for:

(i)	the filing of UCC-1 Financing Statements against the Borrower in respect of those Finance Documents to which it is a party and which create Security Interests;
(ii)	the recording of the Original Mortgage and the Mortgage Addenda in the office of the Maritime Administrator of the Republic of the Marshall Islands;
(iii)	the registration of the Ship under an Approved Flag; and
(iv)	the registration of the Amended Security Documents with the Registrar of Companies,

all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Agreement and each of the other Transaction Documents to which any Obligor is a party and the transactions contemplated thereby have been obtained or effected and are in full force and effect except authorisations, approvals, consents, licences, exemptions, filings and registrations required in the normal day to day course of the operation of the Ship and not already obtained by the Borrower;

(i)

(i) until the October 2023 Effective Date, the Borrower is and shall remain, after the advance to it of the Loan, solvent in accordance with the laws of the state of the Marshall Islands and the United Kingdom and in particular with the provisions of the Insolvency Act 1986 (as from time to time amended) and the requirements thereof; and

(ii) from the October 2023 Effective Date, the Borrower is and shall remain, after the advance to it of the Loan, solvent in accordance with the laws of Bermuda and the United Kingdom and in particular with the provisions of the Insolvency Act 1986 (as from time to time amended) and the requirements thereof;", and the remaining clauses will be renumbered and all relevant cross references will be updated accordingly.

5.2	Specific amendments to the Tripartite General Assignment
(a)	In the opening recital (Parties), the Borrower and the Charterer’s names and addresses shall be deleted and replaced as follows:

“RIVIERA NEW BUILD, LLC, an exempted limited liability company continued under the laws of Bermuda whose registered office is at Park Place, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda as owner (the "Owner").”

“OCEANIA CRUISES LTD., an exempted company limited by shares and continued under the laws of Bermuda whose registered office is at Park Place, 55 Par-la-Ville Road, Hamilton HM 11, Bermuda as charterer (the "Charterer").”, and all references to the address and description of the Charterer in the other Finance Documents to which it is a party shall be replaced with the above.

(b)	Clause 6.2 (Status) shall be deleted and replaced as follows:

“The Charterer is continued as an exempted limited liability company under the laws of Bermuda.”

(c)	Clause 16.4 (Process agent) shall be deleted and replaced as follows:

“(a)The Owner and the Charterer irrevocably appoint Hannaford Turner LLP, currently of 107 Cheapside, London, EC2V 6DN, UK to act as their respective agents to receive and accept on their behalf any process or other document relating to any proceedings in the English courts which are connected with a Dispute.

(b)If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Owner and the Charterer must immediately (and in any event within 10 days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose.”

5.3	Guarantor confirmation

On the Effective Date the Guarantor confirms that:

(a)	its Guarantee extends to the obligations of the Borrower under the Finance Documents as amended and supplemented by this Agreement;
(b)	the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement are included in the Secured Liabilities (as defined in the Facility Agreement); and
(c)	the Guarantee shall continue to be binding on each of the parties to it and have full force and effect in accordance with its original terms and the amendments to the Finance Documents as amended and supplemented by this Agreement.
5.4	Holding confirmation

On the Effective Date, the Holding confirms that, notwithstanding the amendments made to the Finance Documents pursuant to this Agreement, the undertakings given by the Holding under the Guarantee shall remain in full force and effect in accordance with its original terms and the amendments to the Finance Documents as amended and supplemented by this Agreement.

5.5	Security confirmation

On the Effective Date, each Obligor confirms that:

(a)	any Security Interest created by it under the Finance Documents extends to the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement;
(b)	the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement are included in the Secured Liabilities (as defined in the Finance Documents to which they are a party);
(c)	subject to paragraph (d) below, the Security Interests created under the Finance Documents continue in full force and effect on the terms of the respective Finance Documents; and
(d)	to the extent that this confirmation creates a new Security Interest, such Security Interest shall be on the terms of the Finance Documents in respect of which this confirmation is given.
5.6	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect and, from the Effective Date:

(a)	in the case of the Facility Agreement, as amended and supplemented pursuant to Clause 5.1 (Specific amendments to the Facility Agreement);
(b)	in the case of the Tripartite General Assignment, as amended and supplemented pursuant to Clause 4.2 (Specific amendments to the Tripartite General Assignment);
(c)	the Facility Agreement and the applicable provisions of this Agreement will be read and construed as one document;
(d)	the Tripartite General Assignment and the applicable provisions of this Agreement will be read and construed as one document; and
(e)	except to the extent expressly waived by the amendments effected by this Agreement, no waiver is given by this Agreement and the Lenders expressly reserve all their rights and remedies in respect of any breach of or other default under the Finance Documents.
6	Further Assurance

Clause 14.19 (Further assurance) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

7	Costs, Expenses and Fees

Clause 12.6 (Transaction costs) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

8	Notices

Clause 33 (Notices) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

9	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10	Signing Electronically

The Parties acknowledge and agree that they may execute this Agreement and any variation or amendment to the same, by electronic instrument. The Parties agree that the electronic signatures appearing on the documents shall have the same effect as handwritten signatures and the use of an electronic signature on this Agreement shall have the same validity and legal effect as the use of a signature affixed by hand and is made with the intention of authenticating this Agreement, and evidencing the Parties' intention to be bound by the terms and conditions contained herein. For the purposes of using an electronic signature, the Parties authorise each other to conduct the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

11	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

12	Enforcement
12.1	Jurisdiction
(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").
(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
12.2	Service of process
(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(i)	irrevocably appoints Hannaford Turner LLP, currently of 107 Cheapside, London, EC2V 6DN, UK as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and
(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and in any event within 10 days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

Riviera

Amendment Agreement

Execution Pages

BORROWER

SIGNED by)/s/ Daniel S. Farkas

as attorney-in-fact)

for and on behalf of)

RIVIERA NEW BUILD, LLC )

GUARANTOR

SIGNED by)/s/ Daniel S. Farkas

duly authorised)

for and on behalf of)

NCL CORPORATION LTD. )

HOLDING

SIGNED by)/s/ Daniel S. Farkas

duly authorised)

for and on behalf of)

NORWEGIAN CRUISE LINE )

HOLDINGS LTD.)

CHARTERER

SIGNED by)/s/ Daniel S. Farkas

duly authorised)

for and on behalf of)

OCEANIA CRUISES S. DE R.L. )

SHAREHOLDER

SIGNED by)/s/ Daniel S. Farkas

duly authorised)

for and on behalf of)

OCEANIA CRUISES S. DE R.L. )

Riviera

Amendment Agreement

LENDERS

SIGNED by )/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE)

AND INVESTMENT BANK )

SIGNED by )/s/ Antoine Guinot

duly authorised )

for and on behalf of)

SOCIÉTÉ GÉNÉRALE )

SIGNED by )/s/ Isabella Roberts

duly authorised )

for and on behalf of)

DEKABANK DEUTSCHE GIROZENTRALE )

MANDATED LEAD ARRANGERS

SIGNED by )/s/ Anne-Laure Orange

Duly authorised)/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE)

AND INVESTMENT BANK )

SIGNED by )/s/ Antoine Guinot

duly authorised )

for and on behalf of)

SOCIÉTÉ GÉNÉRALE )

AGENT

SIGNED by )/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE AND)

INVESTMENT BANK )

SACE AGENT

SIGNED by )/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE AND)

INVESTMENT BANK )